SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549



Form 8-K
Current Report Pursuant to Section 13 or 15(d) of The Securities Act of 1934



Date of Report (date of earliest event reported):  February 8, 2002



Mallon Resources Corporation
(exact name of registrant as specified in its charter)


     Colorado                      0-17267               84-1095959
(State or other                  (Commission          (I.R.S. Employer
jurisdiction                     File Number)         Identification No.)
of incorporation)



999 18th Street, Suite 1700, Denver, Colorado          80202
(address of principal executive offices)              (zip code)



Registrant's telephone number, including area code:  (303) 293-2333 not applicable
(former name or former address, if changed since last report)

Item 5.  Other Events

Mallon Resources Corporation (the "Company") issued the following press release, dated February 8, 2002, the text of which follows:

    Denver, Colorado -- Mallon Resources Corporation (Nasdaq: "MLRC") Mallon Resources Corporation (Nasdaq: "MLRC") today reported that it has reached agreement with Aquila Energy Capital Corporation, Mallon's primary lender, concerning amendments to Mallon's line of credit. Under the amendments, Mallon will pay only the interest due on its debt through the balance of 2002, and Aquila will make additional capital available to Mallon for certain field development operations. The interest rate on the debt will be increased one percentage point to prime plus 3%, and Mallon will issue 125,000 shares of its common stock to Aquila. In addition, the parties have agreed that upon any change in control of Mallon occurring before September 30, 2002, Mallon will purchase the total of 490,000 shares of Mallon common stock that are currently held by Aquila for $5.30 per share, rather than the $12.50 per share price previously in place.

    Peter H. Blum, Mallon's Executive Vice President, said, "This amendment is an important step for the Company. It provides us with the flexibility we need to weather the current depressed gas price environment, and assures us the additional capital we need to properly develop our San Juan Basin gas project. In addition, the substantial reduction in the price we are obligated to pay for Aquila's shares can result in a savings to the Company of over $3.5 million." Mr. Blum continued, "Aquila has been extremely supportive of our efforts to grow the Company. We look forward to our continued good relationship in the future."

    The foregoing information contains forward-looking statements and forecasts, the realization of which cannot be assured. Actual results may differ significantly from those forecast. Inaccurate geologic and engineering interpretations, the volatility of commodity prices, unbudgeted cost increases, unforeseen delays in operations, and operations that prove less successful than anticipated are risks that can significantly affect Mallon's operations. These and other risk factors that affect Mallon's business are discussed in Mallon's Annual Report on Form 10-K.

    Mallon Resources Corporation is a Denver, Colorado, based oil and gas exploration and production company operating primarily in the San Juan Basin of New Mexico. Mallon's common stock is quoted on Nasdaq under the symbol "MLRC."

Item 7.  Financial Statements and Exhibits

Exhibit 10.25: Second Amendment to Credit Agreement

                               SECOND AMENDMENT
TO
                               CREDIT AGREEMENT
                            DATED SEPTEMBER 9, 1999
                 BY AND BETWEEN MALLON RESOURCES CORPORATION,
                               MALLON OIL COMPANY
                     AND AQUILA ENERGY CAPITAL CORPORATION

    This Second Amendment ("Second Amendment") to the Credit Agreement dated September 9, 1999, by and between MALLON RESOURCES CORPORATION and MALLON OIL COMPANY, both Colorado corporations (collectively, the "Borrower") and AQUILA ENERGY CAPITAL CORPORATION, a Delaware corporation (the "Lender"), is entered into effective on the 8th day of February 2002.

                             W I T N E S S E T H:

    A. Borrower and Lender heretofore entered into a Credit Agreement dated September 9, 1999, as amended by the First Amendment thereto dated
November 21, 2000 (collectively, the "Credit Agreement").

    B. Borrower and Lender hereby desire to further amend the Credit Agreement subject to the terms and conditions contained herein.

    NOW THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Borrower and Lender, and each intending to be legally bound hereby, the Lender and Borrower agree as follows:

    I.  Specific Amendments to Credit Agreement

    Article I of the Credit Agreement is hereby amended by adding the following definitions thereto:

    "Change of Control" means any of the following events or circumstances:
(a) any "person" or "group" (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) has become, directly or indirectly, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all such shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), by way of merger, consolidation or otherwise, of a majority or more of the common stock of Borrower on a fully-diluted basis, after giving effect to the conversion and exercise of all outstanding warrants, options and other securities of the Borrower (whether or not such securities are then currently convertible or exercisable); (b) as of the end of any calendar month, individuals who at the beginning of such calendar month constituted the board of directors of the Borrower have ceased for any reason to constitute a majority of the directors of the Borrower then in office unless (i) such new directors were elected by a majority of the directors of the Borrower who constituted the board of directors of the Borrower at the beginning of such month (or by directors so elected) or (ii) the reason for such directors failing to constitute a majority is a result of retirement by directors due to age, death or disability; or (c) the Persons who were shareholders of Borrower as of the date of the Second Amendment cannot alone elect at least two-thirds (2/3rds) of the board of directors of the Borrower.

    "Mallon Sale" means the sale in any transaction or series of transactions by the Persons who were shareholders of the Parent Borrower as of the date of the Second Amendment of issued and outstanding shares of Borrower Stock resulting in a Change of Control.

    "Second Amendment" means that certain Second Amendment to the Credit Agreement executed by Lender and Borrower effective on February 8, 2002.

    "Second Amendment Consideration" means: (a) with respect to the consideration given by Lender pursuant to the Second Amendment (i) the agreement of forbearance set forth in Article II of the Second Amendment, (ii) the Call Option granted to Borrower, (iii) the agreement of Lender that Borrower shall be required to pay interest only on the outstanding balance of the Advancing Note from and including April 2001 through and including December 31, 2002, (iv) the reduction in the Per Share Option Exercise Price to by paid by Borrower under certain circumstances upon Lender's exercise of the Put Option, and (v) the additional amount of Development Loans that may be made available to Borrower; and (b) with respect to the consideration given by Borrower pursuant to the Second Amendment (i) the 125,000 shares of Borrower Stock to be issued to Lender at the closing of the Second Amendment, (ii) the additional 150,000 shares of Borrower Stock to be issued to Lender on October 1, 2002, if all of Borrower's Obligations to Lender are not fully paid and performed on or before September 30, 2002, (iii) the increases in the Interest Rate to become effective on January 1, 2002, and on October 1, 2002, respectively, (iv) the $500,000.00 to be paid to Lender upon the consummation of a Mallon Sale or the occurrence of a Change of Control for other reasons on or before September 30, 2002, and (v) the $1,250,000.00 to be paid to Lender contemporaneously with the full and final payment and performance of all of Borrower's Obligations to Lender if that occurs after September 30, 2002.

    Article I of the Credit Agreement is hereby further amended by replacing the definition of "Debt Service" to read as follows:

    "Debt Service" means the principal and interest due pursuant to the Advancing Note for any Interest Period, provided that for the Interest Periods from and including April 2001 through and including December 2002, "Debt Service" shall mean only the interest due pursuant to the Advancing Note for each of such Interest Periods.

    Article I of the Credit Agreement is hereby further amended by replacing the definition of "Interest Rate" to read as follows:

    "Interest Rate" means: (a) from the Closing Date through December 31, 2001, the interest rate stated in the Advancing Note; (b) from January 1, 2002, through September 30, 2002, the Index Rate (as defined in the Advancing
Note) plus three percent (3%); and (c) from and after October 1, 2002, the Index Rate plus four percent (4%), such foregoing definition to be applicable notwithstanding any lower interest rate specified in the Advancing Note.

    Section 2.1 of the Credit Agreement is hereby amended by replacing the dollar amount of "Fifty-Three Million, Four Hundred Thousand Dollars ($53,400,000.00)" on the fifth and sixth line of that Section (as amended by the First Amendment) with the dollar amount of "Fifty-Five Million, Nine Hundred Thousand Dollars ($55,900,000.00)."

    Section 2.1 of the Credit Agreement is hereby further amended by replacing the fourth sentence thereof to read as follows:

    The Interest Rate on such Advancing Note shall be the Interest Rate defined herein and the final maturity date of such Advancing Note shall be the Loan Termination Date.

    Section 2.1 of the Credit Agreement is hereby further amended by adding the following text at the end of the first grammatical paragraph thereof:

    From and after the execution of the Second Amendment Borrower may request and Lender may in its discretion advance additional Loans under the Advancing Note of up to Two Million, Five Hundred Thousand Dollars ($2,500,000.00); such additional Loans to be used for development operations and/or working capital expenditures approved by Lender. Such additional Loans shall be requested by Borrower in substantially the same manner as provided in the following provisions of this Section with respect to Substitute Development Operations, provided that if any such additional Loan is for purposes of covering working capital needs that have already been incurred by Borrower, the Request for Commitment need be submitted only five (5) Business Days prior to the desired date of funding, along with the Cost Certificate applicable thereto.

    Section 2.1(b) of the Credit Agreement is hereby amended by replacing the dollar amounts of "$21,800,000.00" and "53,400,000.00" in the sixth line of thereof (as amended by the First Amendment) with the respective dollar amounts of "$24,300,000.00" and "$55,900,000.00."

    Section 2.4 of the Credit Agreement is hereby amended by adding the following text between the existing first and second sentences thereof:

    Upon the consummation of a Mallon Sale or the occurrence of a Change of Control for any other reason, Borrower must prepay the entire outstanding balance of the Advancing Note and all accrued, unpaid interest thereon.

    Section 8.4(d) of the Credit Agreement is hereby amended by replacing the first sentence thereto with the following text:

    Lender shall have the option to sell to Borrower up to 490,000 shares of Borrower Stock (the "Put Option") at a price per share (the "Per Share Option Exercise Price") of: (a) Ten Dollars ($10.00) if a Mallon Sale is consummated at any time after September 30, 2002, and prior to September 9, 2003, or (b) Twelve and 50/100 Dollars ($12.50) if the Loan Termination Date occurs pursuant to either clauses (a) or (c) of the definition thereof. Lender may exercise its Put Option on or within thirty (30) days after the earlier to occur of: (x) the Mallon Sale if it occurs after September 30, 2002, or (y) the occurrence of the Loan Termination Date pursuant to either clauses (a) or
(c) of the definition thereof. If Borrower timely exercises and performs its obligations with respect to the Call Option pursuant to Section 8.4(f), then Lender's Put Option shall thereupon be extinguished.

    Section 8.4 of the Credit Agreement is hereby amended by adding the following new subsection (f):

    Borrower shall have the option to purchase from Lender 490,000 shares of Borrower Stock (the "Call Option") for the price (the "Call Option Exercise Price") of Two Million, Six Hundred Thousand Dollars ($2,600,000.00) if a Mallon Sale is consummated at any time on or before September 30, 2002, provided no Event of Default or Unmatured Event of Default has occurred and is continuing. Borrower may exercise its Call Option on or within thirty (30) days after the consummation of the Mallon Sale if it occurs on or before September 30, 2002.

    Article VIII of the Credit Agreement is hereby amended by adding the following new Section 8.11:

Section 8.11  Issuance of Additional Mallon Stock to Lender.

    (a) Contemporaneously with the execution and delivery of the Second Amendment, Parent Borrower shall issue to Lender 125,000 shares of Borrower Stock, free and clear of any lien, claim or encumbrance, in addition to the Borrower Stock described in Section 8.4 and 8.10. Also contemporaneously with the execution and delivery of the Second Amendment, Parent Borrower shall provide to Lender an irrevocable letter, satisfactory to Lender, addressed to the Transfer Agent, instructing such Transfer Agent to issue to Lender a certificate evidencing such additional 125,000 shares of Borrower Stock. Parent Borrower shall cause the Transfer Agent to provide such certificate to Lender within five (5) days of the date of the Second Amendment. With regard to such additional shares, Borrower shall comply with the provisions set forth in Subsections 8.4(b) and (c), provided, however, that the reference in Subsection 8.4(b) to "30 days after the Closing" shall be deemed to refer to "15 days after the date of the Second Amendment" and the reference to "120 days after the Closing" shall be deemed to refer to "120 days after the date of the Second Amendment".

    (b) If a Mallon Sale is not consummated before October 1, 2002, then on October 1, 2002, Parent Borrower shall issue to Lender 150,000 shares of Borrower Stock, free and clear of any lien, claim or encumbrance, in addition to the Borrower Stock described in Section 8.4, 8.10 and 8.11(a). Parent Borrower shall contemporaneously provide to Lender an irrevocable letter, satisfactory to Lender, addressed to the Transfer Agent, instructing such Transfer Agent to issue to Lender a certificate evidencing such additional 150,000 shares of Borrower Stock. Parent Borrower shall then cause the Transfer Agent to provide such certificate to Lender on or before October 6, 2002. With regard to such additional shares, Borrower shall comply with the provisions set forth in Subsections 8.4(b) and (c), provided, however, that the reference in Subsection 8.4(b) to "30 days after the Closing" shall be deemed to refer to "5 days after October 1, 2002" and the reference to "120 days after the Closing" shall be deemed to refer to "120 days after October 1, 2002".

    Article IX of the Credit Agreement is hereby amended by adding the following new Section 9.5:

  (a) Receipt of Second Amendment and Compliance Certificate. Lender shall have received multiple counterparts of the Second Amendment and the Compliance Certificate in the form attached as Exhibit "A" to the Second Amendment, all duly executed by an authorized officer of Borrower.

(b) Issuance of Mallon Stock to Lender. Lender shall have received evidence that Borrower has made an irrevocable instruction to the Transfer Agent that such Transfer Agent is duly authorized to issue a certificate evidencing Lender's ownership of 125,000 shares of Borrower Stock pursuant to Section 8.11(a).

(c) Receipt of Certified Copy of Corporate Proceedings and Certificate of Incumbency. Lender shall have received from each Borrower copies of the resolutions of the board of directors authorizing the transactions set forth in the Second Amendment and the execution of the Second Amendment and the Compliance Certificate, such copy or copies to be certified by the secretary or an assistant secretary of each Borrower as being true and correct and in full force and effect as of the date of such certificate. In addition, Lender shall have received from each Borrower a certificate of incumbency signed by the secretary or an assistant secretary of each Borrower setting for (a) the names of the officers executing the Second Amendment and the Compliance Certificate, (b) the office(s) to which such persons have been elected and in which they presently serve and (c) an original specimen signature of each such persons.

(d) Accuracy of Representations and Warranties and No Event of Default. The representations and warranties contained in Article IV of the Credit Agreement shall be true and correct in all material aspects on the date of such advances with the same effect as though such representations and warranties had been made on such date; and no Event of Default shall have occurred and be continuing or will have occurred at the completion of the making of such Loan.

(e) Legal Matters Satisfactory to Special Counsel to Bank. All legal matters incident to the consummation of the transactions contemplated by the Second Amendment shall be satisfactory to the firm of Porter & Hedges, L.L.P., special counsel for Lender. Borrower shall have paid to Porter & Hedges, L.L.P., on the date of the Second Amendment, all of Lender's legal fees and expenses incurred to Porter and Hedges, L.L.P. in connection with the Second Amendment and related Loan Documents.

(f) No Material Adverse Change. No material adverse change shall have occurred since the date of this Agreement in the condition, financial or otherwise, of Borrower.

    Section 10.1 of the Credit Agreement is hereby amended by deleting the word "or" from the end of Section 10.1(j)(vii), changing the period at the end of Section 10.1(k) to a semicolon and adding the word "or" thereto, and adding the following new subsection (l):

    (l) a Change of Control shall occur.

    Article XI of the Credit Agreement is hereby amended by adding the following new Section 11.13:

    Section 11.13 Mutual Consideration for Second Amendment. Borrower and Lender hereby acknowledge and agree that the Second Amendment Consideration given by each constitutes value that is reasonably equivalent to the value of the Second Amendment Consideration given by the other, and that no part of the Second Amendment Consideration given by Borrower constitutes interest for the Loans made or to be made by Lender under the Credit Agreement, except for the increase in the Interest Rate as provided in the amended definition of Interest Rate made effective by the Second Amendment.

    II. Forbearance from Exercise of Remedies. So long as no new Event of Default or Unmatured Event occurs or becomes known to Lender subsequent to the date of the Second Amendment, Lender hereby agrees to forbear through December 31, 2002, from the exercise of the remedies otherwise available to it under the Credit Agreement and/or the other Loan Documents due to any Event of Default that occurs and is continuing under Section 10.1(b) of the Credit Agreement.

    III. Reaffirmation of Representations and Warranties. To induce Lender to enter into this Second Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties contained in Article IV of the Credit Agreement and in all other documents executed pursuant thereto, and additionally represents and warrants as follows:

      A. The execution and delivery of this Second Amendment and the performance by Borrower of its obligations under this Second Amendment are within Borrower's power, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Articles of Incorporation or Bylaws of either Borrower or of any agreement binding upon either Borrower.

      B. The Credit Agreement as amended by this Second Amendment, represents the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms, subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally.

      C. No Event of Default has occurred and is continuing as of the date hereof.

    IV. Defined Terms. Except as amended hereby, terms used herein that are defined in the Credit Agreement shall have the same meanings herein.

    V. Reaffirmation of Loan Agreement. This Second Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

    VI. Entire Agreement. The Credit Agreement, as hereby amended, embodies the entire agreement between Borrower and Lender and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. Borrower certifies that it is relying on no representation, warranty, covenant or agreement except for those set forth in the Credit Agreement as hereby amended and the other documents previously executed or executed of even date herewith.

    VII. Governing Law. THIS SECOND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. This Second Amendment has been entered into in Harris County, Texas and shall be performable for all purposes in Harris County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between Borrower and Lender, whether in law or equity, including, but not limited to, any and all disputes arising out of or relating to this Second Amendment or any other Loan Document.

    VIII. Severability. Whenever possible, each provision of this Second Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Second Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Second Amendment.

    IX. Section Captions. Section captions used in this Second Amendment are for convenience of reference only, and shall not affect the construction of this Second Amendment.

    X. Successors and Assigns. This Second Amendment shall be binding upon Borrower and Lender and their respective successors and assigns, and shall inure to the benefit of Borrower and Lender, and the respective successors and assigns of Lender.

    XI. Non-Application of Chapter 346 of Texas Finance Codes. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Credit Agreement as hereby amended or any other Loan Documents or the transactions contemplated hereby.

    XII. Notice. THIS SECOND AMENDMENT, TOGETHER WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

    IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of February ___, 2002.


                                    BORROWER:

                                    MALLON RESOURCES CORPORATION,
                                    a Colorado corporation


                                    By:	_________________________________
                                          George O. Mallon, Jr.
                                          Chairman


                                    MALLON OIL COMPANY,
                                    a Colorado corporation


                                    By:	__________________________________
                                          George O. Mallon, Jr.
                                          Chairman


                                    LENDER:

                                    AQUILA ENERGY CAPITAL CORPORATION,
                                    a Delaware corporation


                                    By:	___________________________________
                                          Kenneth F. Wyatt
                                          Vice President




                                    Signatures

    Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Mallon Resources Corporation


February 11, 2002                   By: __/s/ Roy K. Ross____________________
                                        Roy K. Ross, Executive Vice President